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                                             EXHIBIT 10(i)


                         AMENDMENT TO
              THE BANK OF NEW YORK COMPANY, INC.
                     EXCESS BENEFIT PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Benefit Plan (the "Excess Benefit Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 17 of the Excess Benefit Plan provides that the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Benefit Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Board of Directors desires to amend the Excess Benefit Plan;
          NOW, THEREFORE, the Excess Benefit Plan is hereby amended, effective as of November 1, 1995, by adding the following Appendix B to the Plan:

                          APPENDIX B
                          ----------
          Special Retirement Benefits for Employees
          of The Putnam Trust Company of Greenwich
          ----------------------------------------
          Notwithstanding any other provision of the Plan to the contrary, effective as of November 1, 1995, the provisions of this Appendix B shall be applicable to certain current and former employees of The Putnam Trust Company of Greenwich who were participants in the Putnam Trust Company of Greenwich Benefit Restoration Plan (the "Restoration Plan") or The Putnam Trust Company of Greenwich Benefit Restoration Plan #2 ("Restoration
       Plan #2").

          Effective as of November 1, 1995, the Company shall pay to each participant in the Restoration Plan who was receiving benefit payments thereunder as of October 31, 1995, or to his beneficiary after his death, the benefit to which such participant (or beneficiary) is entitled pursuant to the terms of Section 4.1(a) of the Restoration Plan as in effect on October 31, 1995. Such

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       benefit shall be paid in accordance with the provisions
       of the Restoration Plan.

          In determining the benefits payable under the Plan to Michael Cassell, in order to implement the provisions of Section 4.1(a)(iv) of Restoration Plan #2, he shall be assumed to have begun to participate in the Retirement Plan and the Retirement Plan for Employees of The Putnam Trust Company of Greenwich on January 1, 1994.


          IN WITNESS WHEREOF, The Bank of New York Company,
  Inc. has caused this Amendment to be executed by its duly authorized officers this 14 day of November, 1995.

                                      \s\ Thomas A. Renyi
   ATTEST:                            -----------------------
  \s\ Jacqueline R. McSwiggan
  ---------------------------
     Assistant Secretary